Execution Version
AMENDMENT NO. 1 TO ENZYME SUPPLY AGREEMENT
This Amendment No. 1 to Enzyme Supply Agreement (this “Amendment No. 1”) is made as of December 19, 2022 (the “Amendment No. 1 Effective Date”), between Codexis, Inc., a Delaware corporation having its principal offices at 200 Penobscot Drive, Redwood City, California 94063 (“Codexis”) and Pfizer Ireland Pharmaceuticals, an Irish corporation, with its principal place of business at Operations Support Group, Ringaskiddy, Cork, Ireland, and its Affiliates (“Pfizer”). Codexis and Pfizer may each be referred to herein individually as a “Party” or collectively, as the “Parties.”

RECITALS
WHEREAS, Pfizer and Codexis are parties to that certain Enzyme Supply Agreement dated as of October 30, 2021 (“Enzyme Supply Agreement”);
WHEREAS, Pfizer and Codexis desire to amend the Enzyme Supply Agreement in the manner specified in this Amendment No. 1.
NOW THEREFORE, in consideration of the promises and undertakings set forth herein, the Parties agree as follows:
1.All defined terms shall, unless defined or modified herein, have the meaning set forth in the Enzyme Supply Agreement.
2.As of the Amendment No. 1 Effective Date, Section 2.5(d)(ii)(b) of the Enzyme Supply Agreement shall read as follows:
(b)    100% of any fees invoiced by Codexis to Pfizer during the period January 1, 2022 through December 31, 2023 under mutually acceptable, executed, written definitive collaborative development(s)/licensing agreement(s) (not including this Agreement) executed by Codexis and Pfizer from the Effective Date through January 31, 2023. For clarity, such agreements may include standalone purchase orders.
3.All other terms and conditions of the Agreement remain unchanged.
IN WITNESS WHEREOF, a duly authorized representative of each Party has executed this Amendment No. 1 as of the dates identified below, but this Amendment No. 1 shall become effective on the Amendment No. 1 Effective Date.

Codexis, Inc.	Pfizer Ireland Pharmaceuticals
/Ke /Kevin Norrett/ Name: Kevin Norrett Title: Chief Operating Date: December 29, 2022	/Paul Duffy/ Name: Paul Duffy Title: Director Date: January 3, 2023